DELAWARE VIP® TRUST

Delaware VIP Cash Reserve Series (the "Series")

Supplement to the Series' Service Class Summary Prospectus
dated April 30, 2010

Effective March 5, 2010, Delaware Management Company, the Series' investment manager agreed to waive and/or reimburse expenses to prevent the Series' "Total annual series operating expenses" from exceeding 0.19% for Service Class shares. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled "WHAT ARE THE SERIES' FEES AND EXPENSES?" on page 1.

WHAT ARE THE SERIES' FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)
CLASS	SERVICE
Management fees[1]	0.45%
Distribution and service (12b-1) fees	0.30%
Other expenses	0.30%
Total annual series operating expenses	1.05%
Fee waivers and expense reimbursements[2]	(0.05%)
Total annual series operating expenses after fee waivers and expense reimbursements	1.00%

1 The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 0.19% of the Series' average daily net assets from March 5, 2010 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waivers and the Distributor's waivers (see footnote 2), the Series' net expenses for its Service Class shares are 0.19%. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual series operating expenses table above do not reflect this voluntary expense cap.

2 The Series' distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2010 through April 30, 2011. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series. Additionally, the Distributor has voluntarily agreed to waive the remaining 0.25% of the Service Class shares' 12b-1 fees from March 5, 2010 until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Distributor's fee waiver for the one-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
1 year	$102
3 years	$329
5 years	$575
10 years	$1,278

Please keep this Supplement for future reference.

This Supplement is dated June 28, 2010.